UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Precigen, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of principal executive offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Precigen, Inc. (the “Company”) held on June 8, 2023 (the “2023 Annual Meeting”), the Company’s stockholders approved the adoption of the Precigen, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”), which authorizes for issuance pursuant to awards under the 2023 Plan an aggregate of 12,500,000 shares of common stock of the Company, plus the number of shares remaining available for issuance under the Intrexon Corporation Amended and Restated 2013 Omnibus Incentive Plan (as amended, the “2013 Plan”) as of June 8, 2023. The adoption of the 2023 Plan had been previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

The 2023 Plan replaces the 2013 Plan and, accordingly, no further awards will be granted under the 2013 Plan and any awards granted under the 2013 Plan prior to the date of the 2023 Annual Meeting will remain outstanding under such plan and will continue to vest and/or become exercisable in accordance with their original terms and conditions.

The principal features of the 2023 Plan are described in detail under “Proposal 4 - Approval of the Precigen, Inc. 2023 Omnibus Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2023 Annual Meeting filed by the Company with the Securities and Exchange Commission on April 25, 2023 (the “Proxy Statement”). The full text of the 2023 Plan is attached as Annex A to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers and (iv) approved the 2023 Plan.

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Randal Kirk	146,746,009	1,973,895	191,105	39,110,863
Cesar Alvarez	138,469,237	10,324,861	116,911	39,110,863
Steven Frank	140,313,694	8,383,203	214,112	39,110,863
Vinita Gupta	143,223,505	5,292,446	395,058	39,110,863
Fred Hassan	143,676,028	5,012,125	222,856	39,110,863
Jeffrey Kindler	141,867,748	6,832,957	210,304	39,110,863
Dean Mitchell	132,958,522	15,741,660	210,827	39,110,863
Helen Sabzevari	146,444,421	2,185,558	281,030	39,110,863
James Turley	145,231,754	3,464,127	215,128	39,110,863

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023.

For	Against	Abstain
187,098,923	812,924	110,025

Proposal 3 - Non-binding Advisory Resolution Approving the Compensation of the Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
142,885,749	5,521,791	503,469	39,110,863

Proposal 4 - Approval of the Precigen, Inc. 2023 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
145,378,065	3,088,440	444,504	39,110,863

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precigen, Inc.

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: June 8, 2023